PROXY STATEMENT

                            TITAN TECHNOLOGIES, INC.
                              3206 Candelaria, N.E.
                          Albuquerque, New Mexico 87107

                        PERSONS MAKING THIS SOLICITATION

         The Board of Directors (the "Board") of Titan Technologies, Inc. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on December 17, 1999, in the Fireplace Room, Sheraton Old Town, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico 87104, at 4:00 p.m., New Mexico time, and at any postponement(s) or adjournment(s) of the Annual Meeting.

                             METHOD OF SOLICITATION

         Solicitation will be made primarily by mail, commencing on or about November 17, 1999, but may also be made by telephone or oral communications by directors, officers and employees of the Company. The Company estimates that the total amount to be spent in connection with this solicitation, excluding salary paid to officers and regular employees, will be approximately $10,000, most of which has will have been spent through the date of mailing of this proxy material to you. The Company will pay all costs of all solicitation efforts.

                        PROXIES AND VOTING AT THE MEETING

         There are 28,950,411 shares of common stock issued and outstanding. This includes 2,000,000 shares that are issued in the name of Wolfgang Reiger Gesellschaft that were to have been canceled upon termination of the Company's interest in the Austrian plant. Mr. Reiger was arrested prior to the certificate being returned to the Company and has not been located in Austria. The transfer agent has been notified to seize the certificate if presented to it by any source for transfer. An additional 1,000,000 shares are also included, but the certificate is in the Company's possession awaiting cancellation. These 3,000,000 shares will not be counted for any purpose at the shareholder's meeting . A majority of the shares, counted in the aggregate, must be represented in person, or by proxy at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on November 15, 1999, are entitled to vote at the Annual Meeting. Because many shareholders cannot attend the Annual Meeting, a large number must be represented by proxy. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies.
Unless other instructions are given, votes will be cast:

1. For the election of Management's three nominees for election to the Board of Directors presented later in this Proxy Statement. To be elected as a director, a nominee must receive the votes of a majority of the shares represented at the Meeting. Each Management Nominee has affirmed his availability and willingness to serve as a Company director when elected.

2. For the transaction of such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting. The approval by a majority of the shares present at the meeting, in person and by proxy, is required to pass such business.

         To be elected, nominees for seats on the Board of Directors must receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting. To be passed, any other item that comes before the shareholders must also receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting.

         Election inspectors will be appointed at the meeting. Such inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote. No shares of the Company's stock can be voted by any person who is not the record owner or voting under authority granted by the record owner. All returned proxies are counted toward the required quorum and/or the required majority of shares present at the meeting for election of directors. If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be voted by the proxy agents FOR Management's Nominees and, in the agents' discretion, on any other matter coming before the meeting.

         Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Any proxy which is not revoked will be voted at the Meeting.

         The Annual Meeting will be conducted in accordance with an agenda which will be conspicuously posted at the Annual Meeting. Participation at the meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders. The Meeting will start promptly at 4:00 p.m.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, the shareholders will elect three Directors to each serve until the next annual or special meeting of shareholders at which directors are elected. The Board of Directors of the Company has nominated Ronald L. Wilder, Ronald E. Allred and Jelle deBoer to be Management's slate of candidates. Each person is currently a Director and is running for the seat he currently holds. The Company's nominees have consented to be nominated and to serve if elected.

                             MANAGEMENT'S CANDIDATES

Ronald L. Wilder, who is 63 years of age, has been the President and Chief Operating Officer of the Company since 1992 and has been a director of the Company since 1986. Mr. Wilder attended the University of Southern California from 1954 to 1957 where he studied geology. He served as President and a director of Solar Age Industries, Inc. from 1978 to 1986. Prior to being employed by Solar Age Industries, Inc., Mr. Wilder owned and or operated public or private corporations in the cattle, Indian art and financial service businesses. Since the resignation of Mr. Bruce Clark in April, 1998. Mr. Wilder also serves as the Company's Treasurer and Chief Financial Officer.

Dr. Ronald E. Allred, was elected to the Company's board of directors by the Company's shareholders on November 13, 1992. Dr. Allred is 52 years of age and holds a B.S. degree in Chemistry and a MS degree in Nuclear Engineering from the University of New Mexico and a Sc.D. degree in Polymerics from MIT. He was employed by Sandia National Laboratory as a Technical Staff member from July, 1969 to August, 1986. From December, 1986 to January, 1991, he was employed as the director of the Material Department of PDA Engineering in Costa Mesa California, and since January, 1991 has been the owner Adherent Technologies in Albuquerque, New Mexico.

Dr. Jelle deBoer, who is 76 years old, was first elected to the Registrant's board of directors by the Registrant's Directors on January 4, 1994. Dr. deBoer holds a B.S. degree in Biology, a M.S. degree in Radiation Biology and a Ph.D. degree in Radiation Biology, as well as specialized courses in Environmental Sciences. Dr. deBoer was employed by the U.S. Air Force for more than 25 years as a Research Scientist.

Robert S. Simon, who is 53, was appointed to the position of Secretary of the Company at the Directors meeting held immediately after the Shareholder's meeting on December 30, 1998. Mr. Simon holds a BBA in finance and JD degrees granted by the University of Texas and a MBA degree granted by Texas Christian University. Mr. Simon has practiced law in Albuquerque, New Mexico for more than the past five years.

         No family relationship exists between any of the Company's officers and directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The company's Common Stock is its only class of voting securities outstanding. Only shareholders of record at the close of business on the Record Date, will be entitled to vote at the Annual Meeting and at any adjournment thereof. As of the Record Date there were 25,950,411 shares outstanding and entitled to vote at the meeting. Each such share is entitled to one vote on each matter coming before the Meeting.

Security Ownership of Certain Beneficial Owners and Management:

         The following table sets forth, as of the Record Date the beneficial ownership of the Company's common stock by each nominee and by all officers and Directors as a group. For purposes of computation of the percentages of ownership shares underlying all issued, outstanding and currently exercisable options have been included as if exercised. Thus, if all issued and outstanding options were currently exercised there would be a total of 30,210,411 shares issued and outstanding including 3,000,000 shares reacquired from ESA GmbH, but not yet canceled. The information as to beneficial stock ownership is based on data furnished by each person. Each person has sole voting and investment power as to all shares unless otherwise indicated.

NOTE: "Beneficial ownership" of stock, as defined by the Securities and Exchange Commission, includes stock which is not outstanding and not entitled to vote or receive dividends, but which an individual has the right to acquire within 60 days pursuant to a vested stock option. There are no unexercised stock options now held by 5% shareholders that are now issued or outstanding. Certain officers and Directors hold issued and outstanding and immediately exercisable options for the purchase 300,000 shares of the Company's common stock (see "Certain Transactions") that have been included in the computation of the percentage of shares that are owned by officers and directors. The Company may issue additional stock options in the future as circumstances dictate.

     (1)             (2)                           (3)                    (4)
                  Name and                     Amount and
                  Address of                   Nature of
                  Beneficial                   Beneficial               Percent
Title of Class    Owner                        Ownership                of Class
--------------------------------------------------------------------------------
No Par            Ronald L. Wilder             301,350(direct)(1)(2)
                  3206 Candelaria NE           1,256,500(indirect)(3)    4.16
                  Albuquerque, NM 87107


No Par            Dr. Ronald E. Allred         526,000 (direct)(4)(2)    1.7
value common      9621 Camino del Sol, N.E.
                  Albuquerque, NM 87111

No Par            Dr. Jelle deBoer             143,000 (direct)
Value Common      1716 Valencia, N.E.
                  Albuquerque, NM 87110

No Par            Robert S. Simon              160,000 (direct)
                  401 Coors, N.W.
                  Albuquerque, NM 87120

No Par value      Officers and Directors       1,130,350 (direct)        3.74
Common Stock      (Four persons)               1,256,500 (indirect)      4.16
                                               ---------                 ----
                                               2,386,850                 7.90
                                               ==========                ====


1) In 1994 Mr. Wilder gave 100,000 shares of the Company's common stock to Mr. Allred and 22,500 shares to four other individuals. These shares that were not at the time deducted from Mr. Wilder's reported share holding and were included therein in error in reports filed by the Company until 1998.
2) Includes an option to purchase 300,000 shares that may be immediately exercised.
3) Shares are owned by Mr. Wilder's family members who look to Mr. Wilder for advice in voting their shares.
4)   Of this total, 10,000 shares are owned by Dr. Allred's wife.
**   Less than one percent.

Other persons owning 5% or more of the Company no par value common stock:

         The only other persons known by the Company to own 5% or more of its issued and outstanding no par value common stock are the following:

     (1)             (2)                       (3)                        (4)
                  Name and                  Amount and
                  Address of                Nature of
                  Beneficial                Beneficial                  Percent
Title of Class    Owner                     Ownership                   of Class
--------------------------------------------------------------------------------

No Par            Josef  R. Strauss         6,600,000(1)(direct)         22.8
value common      1243 Plumosa Dr.
                  Ft. Myers, FL 33901

No Par           John Inman and             2,525,000 (direct)            8.7
value common     Cyrene Inman Jtwros
                 700 Mullen Road, N.W.
                 Albuquerque, NM  87123

--------
1) Mr. Strauss and Mr. Inman both deny any affiliation with the Company resulting from their respective stock ownership.

Meetings of the Board:

     The Board held six meetings during the last fiscal year and all directors were in attendance at those meetings. The board also acts in an informal way and conducts its business through consent meetings following such telephonic discussions as each director feels may be necessary for him to have an understanding of the proposals to which his consent may be requested. During the last fiscal year, the Directors had no consent meetings.

     The Board has no audit, nominating, compensation committee, or other committees.

Compliance with section 16(a) of the Exchange Act.

         The Exchange Act of 1934, as amended, requires that each officer and each director file certain reports with the Securities and Exchange Commission to inform the Commission and the public of the number of shares owned by the officer or director, both directly and indirectly, at all times. During the past fiscal year, Mr. Wilder and Dr. Allred failed to file the appropriate forms disclosing the acquisition of the warrants discussed herein. Also during the fiscal year Mr. Simon failed to file an appropriate form disclosing his acquisition of 10,000 shares of the Company' common stock. Such reports were subsequently filed by each of these officers and directors.

                             EXECUTIVE COMPENSATION

     Over the past three years, the Company's executive officers were paid as follows:

                                                                   Long Term
                                  Annual Compensation             Compensation
   (a)                          (b)              (c)                   (g)

Name                                                               Securities
and                                                                Underlying
Principal                                                          Options
Position                       Year            Salary($)           SARO(#)
--------------------------------------------------------------------------------

Ronald L. Wilder (1)(2)        1997            $30,000
President and COO              1998            $36,000
                               1999            $36,000           300,000 shares

Dr. Ronald Allred(2)           1997              ---
Director                       1998              ---
                               1999              ---             300,000 shares

Robert S. Simon(3)             1997              ---
Secy.                          1998              ---             150,000 shares
                               1999              ---

1) The Company provides health insurance for Mr. Wilder and certain employees. The cost of Mr. Wilder's insurance is $324.77 per month and the employee cost is $147.98 per month. It is anticipated that these costs will be approximately the same during the current fiscal year.
2) At the 1998 Annual Meeting of Shareholders, the shareholders approved the grant to each of them of options to purchase 300,000 shares of the Company's common stock exercisable for a five year period at $0.16 per share.
3) Mr. Simon serves as the Company's General Counsel and is compensated for his legal services at the rate of $1,500 per month. Pursuant to the Agreement with Mr. Simon, Mr. Simon has been retained for a period of 60 months from April 30, 1998 and was granted a five year option to purchase 150,000 shares of the Company's common stock at an exercise price of $0.26 per share, the market price of the shares on the date of the grant. The Company may defer any months payment to the end of the contract subject to the payment of interest on such delayed payment.

     During the past five years Adherent Technologies, Inc. ("Adherent"), a company owned by Dr. Allred, a director, has received from various contracts with government agencies approximately $3,000,000 as a reimbursement of its expenses for developing the Company's technology. Under the contracts, Adherent is reimbursed its expenses on billing to the government. Other than the benefit that the Company received from the advancement of its technology, which Management believes is significant, it did not receive any of the grant money.

     There has never been any bonus or long term compensation of any kind to any officer or director. In the future, the Registrant's employees, including the Registrant's officers, may also receive such bonuses and salary increases as the Board of Directors, in its sole discretion, may award. The Registrant may in the future grant cost-of-living or merit increases, even though such increases are not currently contemplated. The Registrant presently has no retirement, bonus, profit sharing, stock option or other compensation plan. The Registrant may in the future, and with the approval of the Registrant shareholders, establish an Employee Stock Ownership Plan and stock option plan or similar program to benefit its employees. Other than what is discussed in this Proxy Statement, the Registrant has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, directors or employees, and there are currently no plans, arrangements, commitments or understandings with respect to the establishment of any such program.

                             STOCK PURCHASE OPTIONS

     At the 1998 Shareholders' Meeting, the shareholders approved, effective December 9, 1998, certain option grants to certain of its officers, directors and employees. Dr. Allred was granted an option in consideration for all of the effort that he and Adherent have devoted to the development of the Company's technology and to the identification and introduction of prospective licensees of the technology to the Company. Mr. Wilder was granted an option in consideration for all of his effort and tireless belief in the success of the Company for the past ten years, many times during which he forwent his pay. Each option grants the holder the right, for a period of five years from December 9, 1998, to purchase all or any part of 300,000 shares of the Company's common stock at an exercise price of $0.16 per share. On April 30, 1998, as part of Mr. Simon's retainer agreement with the Company, he was granted a five year option to purchase all or any part of 150,000 shares at an exercise price of $0.26 per share.

     The options granted to other employees are for the same number of shares and have the same terms as the options granted to Mr. Wilder and Dr. Allred. See "Certain Transactions."

                                LEGAL PROCEEDINGS

     There are no legal proceedings to which the Registrant is or may be a party or of which any of its property is subject, pending or known to be contemplated

                              CERTAIN TRANSACTIONS

1. On October 20, 1998, the Company granted options to purchase shares of its common stock to four full time employees and the officers and directors named above, both of whom are full time Company employees. Each option grants the holder the right, for a period of five years from the date of approval of the options by the Company's shareholders, to purchase all or any part of 300,000 shares of the Company's common stock at an exercise price of $0.16, which was the market price for the Company's stock on October 20, 1998. The shareholders ratified and approved this grant of options at their 1998 meeting.

2. The Company has granted Dr. Ronald Allred and Ronald L. Wilder each an option to purchase 300,000 shares of the Company's common stock, which options, were ratified and approved by the shareholders at their 1998 meeting.

3. Since the end of the fiscal year ended on July 31, 1999, the Company has privately placed 950,000 shares of its common stock for an aggregate consideration of $95,000.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Grant Thornton LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the examination of the Company's consolidated financial statements included in the Annual Report to Shareholders and Annual Report on Form 10-KSB. A representative of Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

                     PROXY MATERIALS FOR NEXT ANNUAL MEETING

     Shareholder proposals for consideration at the next Annual Meeting, which the company expects to hold in December, 2000, must be received by the Company no later than August 31, 2000. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

                                 OTHER BUSINESS

     The Board knows of no other business which is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.

         By Order of the Board of Directors

         Robert S. Simon

         Albuquerque New Mexico, November 15, 1999


ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 31, 1999, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON NOVEMBER 15, 1999. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO RONALD L. WILDER, PRESIDENT, TITAN TECHNOLOGIES, INC., 3206 CANDELARIA ROAD, N.E., ALBUQUERQUE, NEW MEXICO 87107.


                                      PROXY

FOR THE ANNUAL/SPECIAL MEETING OF SHAREHOLDERS OF TITAN TECHNOLOGIES., INC. to be held at 4:00 p.m., December 17, 1999. in the Fireplace Room, Sheraton Old Town, 800 Rio Grande Blvd., N.W.., Albuquerque, New Mexico 871104. This Proxy is solicited by Management. Management recommends that you vote "YES" for the election of each Management Candidate.

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, RONALD L. WILDER AND RONALD E. ALLRED, and each of them, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of Titan Technologies, Inc. owned of record by the undersigned on November 15, 1999, at the Annual Meeting of Shareholders to be held on December 17, 1999, and at any postponement(s) or adjournment(s) thereof.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF RONALD L. WILDER, RONALD E. ALLRED AND JELLE deBOER AS THE COMPANY'S DIRECTORS, FOR RATIFICATION AND APPROVAL OF THREE STOCK OPTION GRANTS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1. ELECTION OF DIRECTORS - MANAGEMENT'S  NOMINEES ARE: RONALD L. WILDER - RONALD
E. ALLRED - JELLE deBOER

         [   ]  YES: VOTE MY STOCK FOR THE MANAGEMENT'S NOMINEES.

         [   ] NO: WITHHOLD AUTHORITY TO VOTE FOR ALL OF MANAGEMENT'S NOMINEES.

INSTRUCTIONS: If you do not want your stock voted for any individual listed above, line through that Nominees name.

2. OTHER MATTERS THAT MAY COME BEFORE THE MEETING:

If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) in their discretion, the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.

         [   ] GRANTED

         [   ] WITHHELD

Sign below as your name appears on the label. If there is no label, sign your name as you normally sign your name and date your proxy.


_____________________________________          DATE ______________________, 1999
Signature



_____________________________________          DATE ______________________, 1999
Signature of co-owner (if applicable)


_____________________________________
Number of shares voted

When signing as attorney, executor, administrator, trustee or guardian, please sign title as such. If a corporation, please sign in full the corporation's name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. If anyone other than the shareholder(s) named on the above label is signing this proxy, indicate the capacity in which you are signing,

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN A SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.